C24 Contingent liabilities	12 Months Ended
Dec. 31, 2017
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C24 Contingent liabilities

C24    Contingent liabilities

Contingent liabilities

	2017	2016
Contingent liabilities	1,561	1,186

Total	1,561	1,186

Contingent liabilities assumed by the Company include guarantees of loans to other companies of SEK 24 (24) million. Ericsson has SEK 0 (33) million issued to guarantee the performance of a third-party.

All ongoing legal and tax proceedings have been evaluated, their potential economic outflows and probability estimated and necessary provisions made. In Note C2, “Critical Accounting Estimates and Judgments,” further disclosure is presented in relation to (i) key sources of estimation uncertainty and (ii) the decision made in relation to accounting policies applied.

Financial guarantees for third-parties amounted to SEK 80 (124) million as of December 31, 2017. The maturity date for the majority of the issued guarantees occurs in 2020 at the latest.